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                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC  20549

                                _______________

                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of Earliest Event Reported):        August 31, 1999
                                                         ---------------


                            Brooks Automation, Inc.
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            (Exact Name of Registrant as Specified in Its Charter)

                                   Delaware
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                (State or Other Jurisdiction of Incorporation)

                  000-25434                          04-304660
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          (Commission File Number)          (I.R.S. Employer Identification No.)

15 Elizabeth Drive, Chelmsford, MA                            01824
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(Address of Principal Executive Offices)                     (Zip Code)



                                (978) 262-2400
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             (Registrant's Telephone Number, Including Area Code)
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Item 2.  Acquisition.
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     On August 31, 1999, Smart Acquisition Corp., a wholly-owned subsidiary of the Registrant, merged with and into Smart Machines Inc. ("Smart Machines"), a California corporation. As a result of the merger, Smart Machines became a wholly-owned subsidiary of the Registrant and all shares of Smart Machines Common Stock, no par value per share and Smart Machines Preferred Stock, no par value per share issued and outstanding immediately prior to the effective time of the merger were converted into the right to receive a total of approximately 409,019 shares of the Registrant's common stock, $0.01 par value per share. In addition, holders of Smart Machines convertible notes will receive approximately 87,800 shares of Brooks Common Stock in exchange for the cancellation of their notes. The terms of the merger and the exchange of Smart Machines securities for the Registrant's common stock are more fully described in the Agreement and Plan of Merger (the "Merger Agreement") dated as of July 7, 1999 among the Registrant, Smart Machines and Smart Acquisition Corp. This transaction has been accounted for as a pooling of interests and has been structured as a tax-fee reorganization. The terms of this transaction and the consideration received by Smart Machines stockholders were the result of arm's length negotiations between representatives of Smart Machines and the Registrant. Pursuant to the Merger Agreement, the Registrant is obligated to preserve and assume certain indemnification rights and benefits of the existing officers and directors of Smart Machines. In addition, K. Charles Janac (president and a director of Smart Machines) and Sharon Andres (chief financial officer and controller of Smart Machines) as well as a number of the other employees of Smart Machines will continue to be employed by the Registrant after the merger. There is no material relationship between Smart Machines and the Registrant or any affiliate, director or officer of the Registrant or any associate of any director or officer.

     Smart Machines produces process tool automation components for semiconductor manufacturers. These components are designed to transport wafers or discs on which semiconductors are manufactured into and inside of semiconductor process tools.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

     (a)  Financial Statements of the Business Acquired

          The Registrant plans to file any financial statements which may be required by November 14, 1999.

     (b)  Pro Forma Financial Information

          The Registrant plans to file any pro forma financial information which may be required by November 14, 1999.
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(c)  Exhibits
     2.05 Agreement and Plan of merger dated as of July 7, 1999 among the Registrant, Smart Acquisition Corporation and Smart Machines (incorporated by reference as Exhibit 2.05 to the Registrant's Registration Statement on From S-4 (No. 333-84727)).

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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                              BROOKS AUTOMATION, INC.


                              By: /s/ Ellen B. Richstone
                                 ------------------------------------
                                 Name:   Ellen B. Richstone
                                 Title:  Senior Vice President of Finance and
                                         Administration and Chief Financial
                                         Officer

Dated:  September 15, 1999
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                                 EXHIBIT INDEX

EXHIBIT NO.        DESCRIPTION OF EXHIBIT

2.05 Agreement and Plan of Merger dated as of July 7, 1999 among the Registrant, Smart Acquisition Corporation and Smart Machines (incorporated by reference as Exhibit 2.05 to the Registrant's Registration Statement on Form S-4 (No. 333-84727)).